SUP-0106-1216

THE AB PORTFOLIOS

-AB Conservative Wealth Strategy

Supplement dated December 29, 2016 to the Summary Prospectus and Prospectus (the “Prospectuses”) dated December 31, 2015 for AB Conservative Wealth Strategy (the “Portfolio”).

At a meeting held on December 29, 2016, the Board of Directors of AB Cap Fund, Inc., on behalf of its series AB All Market Income Portfolio (“All Market Income”), voted to terminate in accordance with its terms the agreement relating to the proposed combination (as previously announced) of the Portfolio with and into All Market Income (the “Reorganization”). Accordingly, the Reorganization will not be submitted for shareholder approval as disclosed in a supplement dated September 22, 2016.

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectuses for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0106-1216